Exhibit 10.17

债权转让协议 Assignment Agreement 本协议由以下双方于【2021】年【3】月【5】日在深圳签署： This agreement was signed by the following parties in Shenzhen on the 5th day of the 3rd month of 2021: 甲方（转让人）：深圳市心道定位企业咨询有限公司 Party a (transferor) : Shenzhen Xindao Positioning Enterprise Consulting Co. , Ltd. 住所地：深圳市罗湖区笋岗街道笋西社区梨园路 8 号 HALO 广场一期五层 505、 506 单元 Residence: Unit 505, Unit 506, Floor 5, Phase I, Halo Plaza, No. 8, Liyuan Road, SUNXI community, Sungang Street, Luohu District, Shenzhen City 法定代表人：陈超俊 Legal representative: Chen Chaojun 乙方（受让人）：深圳市摩天之星企业管理有限公司 Party B (assignee) : Shenzhen Skyscraper Star Enterprise Management Co. , Ltd. 住所地：深圳市罗湖区桂园街道深南东路信兴广场主楼 4301/3902-07 室 Residence: Room 4301/3902-07, main building, Xinxing Plaza, Shennan East Road, Guiyuan Street, Luohu District, Shenzhen 法定代表人：李厚德 Legal representative: Li Houde 丙方（债务人）：深圳市筑梦之星科技有限公司 Party c (debtor) : Shenzhen Dream Star Technology Co. , Ltd.

住所地：深圳市龙华新区观澜街道高尔夫大道 5 号观澜湖国际大厦 4 楼 Residence: 4/F, Guanlan Lake International Building, No. 5 Golf Avenue, Guanlan Street, Longhua new district, Shenzhen 法定代表人：刘格 Legal representative: Liu Ge 鉴于： In view of: 1. 2020 年 1 月 2 日，甲方与丙方签署了《借款协议》，约定由甲方向丙方出 借资金共计人民币 3,000 万元用于丙方经营性运转，借款期限为 2020 年 1 月 2 日至 2022 年 6 月 30 日。截至本《债权转让协议》签署日，丙方尚未归还甲方上 述借款本金。 On January 2,2020, party A and party C signed the “Loan Agreement”, agreeing that party a will lend party C 30 million RMB for the operation of party C from January 2,2020 to June 30,2022. As of the signing date of this assignment agreement, Party C has not returned the principal amount of the loan to Party A. 2. 甲方基于对资金的需求，拟将其因《借款协议》而对丙方享有的债权转让 予乙方，乙方拟同意受让该项债权。 Party a intends to assign to party B its claim against party C arising from the loan agreement based on its need for funds. Party B intends to accept the assignment of this claim. 甲、乙、丙三方现根据《中华人民共和国民法典》及其它相关法律法规，基 于平等互利、诚实守信的原则，就甲方对丙方享有的债权转让相关事宜，经友好 协商，达成如下协议，以兹信守。 Party A, party B and party C, in accordance with the Civil Code of the People’s Republic of China and other relevant laws and regulations, on the basis of the principle of equality, mutual benefit, honesty and trustworthiness, have conducted friendly consultations on matters relating to the assignment of Party A’s claims against party C, we have come to the following agreement in good faith. 第一条标的债权及转让 Subject Creditor’s rights and assignment 1.甲方将其对丙方所享有的债权合计人民币【30000000】元及甲方基于《借款 协议》享有的所有请求权（“标的债权”）转让予乙方。 Party a shall assign to party B all of its claims on party C in the sum of RMB 30000000 and all of party A’s claims (the “Underlying claims”) based on the loan agreement. 2.乙方同意以【30000000】元的价格受让标的债权。 Party b agrees to assign the subject claim at [30000000] yuan. 3.本协议签订当日，甲方即应向乙方移交与标的债权有关的各项证明文件及资 料原件（包括但不限于《借款协议》、支付 3000 万元本金的凭证等）。 On the date of signing this agreement, party a shall hand over to party B all the supporting documents and original materials (including but not limited to the loan agreement, the payment of 30 million yuan principal, etc.) related to the subject creditor’s rights. 第二条承诺与保证 Promises and guarantees 1.标的债权系甲方真实、合法、有效的债权，且标的债权上不存在抵押、质押 或其他任何权利负担或限制，甲方亦从未向其他任何第三人进行过任何转让。 The subject claim is party A’s true, lawful and valid claim, and there is no mortgage, pledge or any other rights or restrictions on the subject claim, and party A has never made any assignment to any other third party. 2.各方拥有法定权利及充分权力签署本协议及履行本协议项下的义务，本协议

下的权利与义务对各方具有法律拘束力。 Each party shall have the legal right and full power to sign this agreement and perform the obligations hereunder. The rights and obligations hereunder shall be legally binding on each party. 3.各方履行本协议的条款不会导致违反任何重要合同、协议、许可或法庭、政 府部门及监管机构颁布的命令、判决及法令。 Each party’s performance of the terms of this agreement shall not result in a breach of any significant contract, agreement, license or order, judgment or decree issued by a court, government department or Regulatory Authority. 4.本协议签订后，甲方不得再行将标的债权转让予任何第三人。 After the signing of this agreement, party a shall not transfer the underlying claim to any third party. 5.各方均能够独立承担因本次债权转让产生的有关法律责任。 All parties can bear the legal responsibility arising from this assignment of Creditor’s rights independently. 第三条违约责任 Liability for breach of contract 本协议生效后，除发生法律明文规定、或本协议约定外，任何一方不履行、 不完整履行本协议之义务或履行本协议之义务不符合约定的，或做出虚假的陈述 与保证，则该方被视为违反本协议。违约方应按本协议约定支付违约金，并赔偿 因其违约而给另一方造成的一切直接和间接损失，包括但不限于另一方为索赔支 出的律师费、调查费、交通费、差旅费、通讯费等。 If, after the entry into force of this agreement, either party fails to perform or fails to perform completely or fails to perform its obligations under this agreement, or fails to perform its obligations under this agreement in accordance with the provisions of this agreement, or makes a false statement or warranty, the party shall be deemed to be in breach of this agreement. The breaching party shall pay the liquidated damages as agreed in this agreement and compensate the other party for all direct and indirect losses caused by its breach of contract, including, but not limited to, the other party’s expenses for the claim such as attorney’s fees, investigation fees, transportation expenses, travel expenses, communication expenses, etc. . 第四条保密 It’s confidential 本协议任何一方均应作出适当、合理的努力，对其知悉的本协议的约定以及 在准备和签订本协议过程中所获悉的所有标明秘密或其知悉为秘密的任何其它 方的部分或全部信息保守秘密，非经对方书面同意，任何一方不得向任何第三方 泄露该等保密信息。对披露或散布信息，相关法律、法规另有要求的除外。 Each party to this agreement shall make due and reasonable efforts, to keep confidential, without the prior written consent of the other party, any agreement to which it is aware, and any part or all of the information of any other party marked as secret or of which it is aware, obtained in the course of the preparation and signing of this agreement, neither party shall disclose such confidential information to any third party. Unless otherwise required by relevant laws and regulations, information shall be disclosed or disseminated. 第五条争议解决 Dispute settlement 各方因履行本协议发生争议的，应协商解决；协商不能解决时，任何一方均 有权将争议提交深圳国际仲裁院，按照提交仲裁时该院现行有效的仲裁规则进行 仲裁。仲裁的裁决是终局的，对各方均具有约束力。 If a dispute arises between the parties due to the performance of this agreement, it shall be settled through consultation. If consultation fails, either party shall have the right to submit the dispute to the Shenzhen International Arbitration Court for Arbitration in accordance with the arbitration rules in force at the time of submission to arbitration. The award of the arbitration shall be final and binding upon all parties. 第六条其他

In the news 1.本协议自各方授权代表签字并盖章之日起生效。 This agreement shall enter into force on the date of signature and seal by the authorized representatives of the parties. 2.本合同一式叁份，各方各持壹份，各份均具有同等法律效力。 This contract is made out in triplicate and each party holds one copy. Each copy has the same legal effect. （以下无正文） (no text below)

（本页无正文，为深圳市心道定位企业咨询有限公司、深圳市摩天之星企业管 理有限公司、深圳市筑梦之星科技有限公司所签订之《债权转让协议》之签署 页。） (this page has no text. It is the signature page of the assignment agreement signed by Shenzhen Xindao Positioning Enterprise Consulting Co. , Ltd. , Shenzhen Skyscraper Star Enterprise Management Co. , Ltd. and Shenzhen Zhumeng Star Technology Co. , Ltd. .) 甲方：深圳市心道定位企业咨询有限公司（盖章） Party A: Shenzhen Xindao Positioning Enterprise Consulting Co. , Ltd. (Seal) 授权代表（签字）： Authorized representative (signature) : 乙方：深圳市摩天之星企业管理有限公司（盖章） Party b: Shenzhen Skyscraper Star Enterprise Management Co. , Ltd. (Seal) 授权代表（签字）： Authorized representative (signature) : 丙方：深圳市筑梦之星科技有限公司（盖章） Party C: Shenzhen Zhumengzhixing Technology Co. , Ltd. (Seal) 授权代表（签字）： Authorized representative (signature) :

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